SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2005

TRANSMERIDIAN EXPLORATION INCORPORATED

(Exact Name of registrant as specified in its charter)

Delaware	000-50715	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

397 N. Sam Houston Parkway E., Suite 300 Houston, Texas		77060
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 999-9091

Former Name or Former Address, if Changed Since Last Report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On July 29, 2005, the Company entered into Subscription Agreements for the sale of an aggregate of 882,000 shares of the Company’s Common Stock, $0.006 par value, to non-U.S. investors, with such offering being made outside the United States pursuant to the applicable provisions of Regulation S promulgated under the Securities Act of 1933.  The sale was made at a purchase price of $2.16 per share, for an aggregate offering price of $1,905,120.  The offering was made pursuant to Regulation S promulgated under the Securities Act of 1933.  The proceeds of this offering will be used for general corporate purposes.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

10.1	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION INCORPORATED (Registrant)

Date: August 4, 2005	By:	/s/ EARL W. MCNIEL
Earl W. McNiel Vice President, Chief Financial Officer

List of Exhibits

Exhibit Number	Description

10.1	Form of Subscription Agreement